UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          	Washington, D.C. 20549

                          SCHEDULE 14C INFORMATION


	Information Statement Pursuant to Section 14 (c) of the Securities Exchange Act of 1934.

Check the appropriate box:

[ X ]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14c-5(d)(2))

[   ] Definitive Information Statement

                           ANTENNA PRODUCTS, INC.
_______________________________________________________________________________
               (Name of Registrant As Specified In Its Charter

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              computed pursuant to Exchange Act Rule 0-11 (set forth the
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respect to proposals to be made by the registrant.  Registrants and acquirees
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and not Regulation S-K (229.10 et seq. of this chapter).  If there is
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provide the financial information in item 310 of Regulation S-B in lieu of any financial statement required by Item 1 of 240.14c-101.



                           ANTENNA PRODUCTS, INC.
                            1209 Orange Street
                        Wilmington, Delaware 19801

                            INFORMATION STATEMENT

       **WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND
                                      US A PROXY**

                                 INTRODUCTION
                                 ____________

This Information Statement is being furnished to the stockholders of record of Antenna Products, Inc. (the "Company") as of February 2, 2001
("Record Date"), in connection with the adoption of the Certificate of Amendment to the Certificate of Incorporation ("Certificate of Amendment") by the written consent of the holders of a majority interest of the Company's outstanding Common Stock, $0.01 par value, (the "Common Stock"). On
January 10, 2001, the Company's Board of Directors approved and recommended that the Certificate of Incorporation be amended in order to:

   	Change the name of the Company to "PHAZAR CORP".

The Certificate of Amendment was approved by the written consent of stockholders owning a majority of the outstanding Common Stock, and the Certificate of Amendment will be filed with the Delaware Secretary of State containing a provision that it will not become effective until March 10, 2001.

The elimination of the need for a special meeting of stockholders to approve the Certificate of Amendment is made possible by Section 228 of the Delaware Corporation Law, which provides that the written consent of the holders of outstanding shares of voting stock, having not less that the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to
Section 228, a majority of the outstanding shares of voting stock entitled to vote thereon are required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and time involved in holding a special meeting and in order to effect the Certificate of Amendment as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the voting stock of the Company.

On February 2, 2001, there were 2,168,128, outstanding shares of Common
Stock. The approval of the Certificate of Amendment requires the written consent of the holders of a majority of the outstanding shares of Common Stock, and each share of Common Stock was entitled to one vote with respect to the approval of the Certificate of Amendment. By written consent in lieu of a meeting, holders of 1,128,342 shares of our Common Stock, representing approximately 52% of our then outstanding voting shares, approved the Certificate of Amendment.

Under applicable federal securities laws, the Certificate of Amendment and approval of the Plan cannot be effected until at least 20 calendar days after this information statement is sent or given to the stockholders of the Company. The approximate date on which this information statement is first being sent or given to stockholders is February 16, 2001.

                         Certificate of Amendment

On January 10, 2001, the Board of Directors approved, subject to the approval of the Company's stockholders, the Certificate of Amendment to:

      	Change the name of the Company to "PHAZAR CORP".

In January 2001, stockholders owning a majority of the outstanding Common Stock approved the Certificate of Amendment. A copy of the Certificate of Amendment is attached to this document as Exhibit A.

Reason for the Certificate of Amendment

The Company's Board of Directors believes that the name "PHAZAR CORP" better reflects the Company's image and principal products in the marketplace.

SECURITY OWNERSHIP

The following table set forth the beneficial ownership of the Company's Common Stock as of February 2, 2001, (a) by each director, (b) by the named executive officers, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common
Stock and (d) all directors and executive officers as a group.

Name and Address		           	Shares Owned Directly		        Percent
of Beneficial Owners (1)		    and Indirectly			             	Class (2)
_______________________________________________________________________

Gary W. Havener	     (3)			   931,036			                     42.94%
Sinan Corp.
P.O. Box 121697
Fort Worth, TX 76121

R. Allen Wahl	       		  	  	  10,200	                        .47%
13 Collinway Place
Dallas, TX 75230

James Kenney					                 500    	                    .02%
5949 Sherry Lane, Suite 960
Dallas, Texas 75225

James Miles				                   500			                      .02%
420 Private Rd. 52363
Pittsburg, TX

Billy J. Perry				                400       		             	  .02%
4316 Lost Creek Blvd.
Aledo, TX 76008

Clark D. Wraight			          	151,110                        6.97%
Antenna Products Corporation
101 S.E. 25th Ave.
Mineral Wells, TX 76067

BAE Systems Aerospace, Inc. 		165,888 	                      7.65%
Advanced Systems
One Hazeltine Way
Greenlawn, NY 11740

All directors and officers  1,093,746 		                    50.45%
of Antenna Products, Inc.
as a group (Six Persons)

       (1)	The persons named herein have sole voting and investment power with respect to all shares of common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the Texas laws for personal holding companies, as applicable.

       (2)	Based on total outstanding shares of 2,168,128 as of
           February 2, 2001.

       (3)	Sinan Corp., wholly owned by Mr. Havener and his children, owns of record 397,390 of these shares representing 18.33% of the total outstanding shares. Mr. Havener as President of Sinan Corp., has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by Sinan Corp.

                                   OTHER MATTERS

The information contained in this document is to the best knowledge of the Company, and the information contained herein with respect to the directors, executive officers and principal shareholders is based upon information, which these individuals have provided to us.

			                              				By Order of the Board of Directors,



	                              						Gary W. Havener
                              							President and CEO

February 5, 2001



                           CERTIFICATE OF AMENDMENT
                                       OF
                         CERTIFICATE OF INCORPORATION

       	Antenna Products, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

       	DOES HEREBY CERTIFY:

       	FIRST:	That the Board of Directors of said corporation, adopted a
resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

       	RESOLVED, that the Certificate of Incorporation of Antenna Products, Inc. be amended by changing the first Article thereof so that, as amended, said Article shall be and read as follows:

       1.	The name of the corporation is PHAZAR CORP

       SECOND:	That in lieu of a meeting and vote of stockholders, the
stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

      	THIRD:	That the aforesaid amendment was duly adopted in accordance
with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

       FOURTH: That the aforesaid amendment shall be effective on March 10, 2001.

       IN WITNESS WHEREOF, said Antenna Products, Inc. has caused this certificate to be signed by Gary W. Havener, its President and attested by Clark D. Wraight its Secretary this __2nd__ day of February, 2001.


                                       								ANTENNA PRODUCTS, INC.


                                       								By: _________________________
                                    								       Gary W. Havener, President

ATTEST:


By: _____________________________
    Clark D. Wraight, Secretary